                                                                   EXHIBIT 10.19

                                     LEASE

                                (FULL SERVICE)

     "THIS LEASE is made between Lessor and Lessee named below as of the later of the dates set forth under their respective signatures.


                            BASIC LEASE PROVISIONS
                            ----------------------

1.   Building Name:  Wolcott Business Center

     Premises Address:  5000 No. Parkway Calabasas #201, Calabasas, CA  91302
                        -------------------------------

2.   Rentable area:         931         S.F. Useable area                 S.F.
                     ------------------                   ---------------

3.   Building Maintenance Percentage:
                                      ----------------------------------------

4.  Basic Annual Rent:       $16,758.00        ($                 per sq. ft.)
                        ---------------------    ---------------

5.  Monthly Rental Installments:     $1,396.50      ($    1.50     per sq. ft.)
                                  ----------------    ------------

6.  Terms: 2  years and  1/2  months, to terminate with the lease of Suite 200
          ---           -----

7.  Lease Commencement Date:                 4/15/93
                             -------------------------------------------------

8.  Security Deposit:                $1,396.50
                      --------------------------------------------------------

9.  Broker(s):   N/A
               ---------------------------------------------------------------

10.  Lease Occupancy Date:    4/15/93
                           ---------------------------------------------------


     IN WITNESS WHEREOF, the parties hereto have executed this Lease, consisting of the foregoing Basic Lease provisions and Articles 1 through 26 which follow, as of the later of the dates below.

LESSOR:  Wolcott Business Center          LESSEE:


/s/ William L. Wolcott
--------------------------------          --------------------------------------
William L. Wolcott                        Homayoon Majd

                                            /s/ Farhad Mirfakhrai
                                          --------------------------------------
                                          Farhad Mirfakhrai

                                            /s/ Kamyar Tafreshi
                                          --------------------------------------
                                          Kamyar Tafreshi

                                          GUARANTOR:



DATED:                                    DATED:
      --------------------------                -------------------------------

ADDRESS: 5000 N. Parkway Calabasas #202   ADDRESS:
         ------------------------------           -----------------------------

Calabasas, CA.  91302
---------------------------------------   -------------------------------------

MAIL: P.O. Box 8237, Calabasas, CA.  91302
---------------------------------------

TELEPHONE NO.: (818) 222-1221             TELEPHONE NO.:

                               TABLE OF CONTENTS

Article                                             Page
-------                                             ----

      Base Lease Provisions........................   1
      Table of Contents............................   2
1.    Lease of Premises............................   4
2.    Term.........................................   4
3.    Rent & Security Deposit......................   4
4.    Operating Expense Adjustment.................   6
5.    Use..........................................   8
6.    Maintenance, Repairs and Alterations.........   8
7.    Insurance: Indemnity.........................  10
8.    Damage or Destruction........................  11
9.    Personal Property Taxes......................  12
10.   Utilities....................................  12
11.   Assignment and Subletting....................  13
12.   Defaults: Remedies...........................  13
13.   Condemnation or Restriction on Use...........  15
14.   Brokers......................................  17
15.   Lessor's Liability...........................  17
16.   General Provisions...........................  18
      16.1     Estoppel Certificate................  18
      16.2     Severability........................  18
      16.3     Time of Essence.....................  18
      16.4     Captions............................  18
      16.5     Notices.............................  18
      16.6     Waivers.............................  18
      16.7     Holding Over........................  18
      16.8     Cumulative Remedies.................  18
      16.9     Inurement; Choice of Law............  18
      16.10    Subordination.......................  18
      16.11    Attorney's Fees.....................  19
      16.12    Lessor's Access.....................  19
      16.13    Corporate Authority.................  19
      16.14    Rights of Others....................  19
      16.15    Safety & Health.....................  20
      16.16    Surrender of Cancellation...........  20

Article                                             Page
-------                                             ----
      16.17    Entire Agreement....................  20
      16.18    Signs...............................  20
      16.19    Interest on Past Due Obligations....  20
      16.20    Gender: Number......................  20
      16.21    Lease Not Subject to Levy...........  20
      16.22    Quitclaim...........................  20
      16.23    Confidentiality of Lease............  20
      16.24    Financial Statements................  21
17.   Construction.................................. 21
18.   Parking....................................... 21
19.   Consents...................................... 21
20.   Guarantor..................................... 21
21.   Quiet Possession.............................. 21
23.   Security Measures............................. 22
24.   Easements and C,C & R's....................... 22
25.   Auctions...................................... 22

Rules and Regulations

     1.   LEASE OF PREMISES
          -----------------

          Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all conditions set forth in this Lease, those certain premises (the "Premises") in that certain building (the "Building") which address is North Parkway Calabasas, California, identified
                  -----------------------
in Item 1 of the Basic Lease Provisions, together with non-exclusive use of any common areas in the Building and of the parking areas adjoining the Building in common with other tenants of the building, if any. The approximate location of the building, Premises and associated parking is indicated on Exhibit "A" which is attached hereto and incorporated hereto and incorporated herein by this reference.

     2.   TERM
          ----

          2.1  Commencement of Term
               --------------------

               (a) The term of the Lease shall be as shown in Item 6 of the Basic Lease Provisions, commencing on the Lease or such later date as may be herein provided, unless sooner terminated pursuant to any provision hereof.

               (b) Notwithstanding the foregoing, the term of this Lease shall commence upon delivery of the possession of the Premises, and the date thereof shall constitute the date of commencement of the term of this Lease. Delivery of possession of the Premises shall occur upon written tender of same by Lessor.

               (c) If delivery of possession occurs prior to the Lease Commencement Date, the term of this Lease and all obligations of this Lease, shall commence on such date of delivery of possession but the date of termination shall not be advanced. Occupancy by Lessee for any purpose shall constitute an acknowledgement that the Building and Premises have been satisfactorily completed and Lessor shall have no further responsibility with respect to construction except as herein expressly set forth. Lessee's execution and delivery to Lessor prior to its occupancy of the Premises of a "Certificate of Lessee's Acceptance of Occupancy" letter shall be deemed to be conclusive as to the commencement of the term and Lessee's obligations under this Lease.

               (d) The actual date of commencement (the "Commencement Date") shall be confirmed by the parties by initialing the lower portion of the Basic Lease Provisions, after insertion of the Commencement Date and expiration date of the Lease, promptly following such commencement, but failure of Lessee to acknowledge the Commencement Date as established pursuant to this Article shall not affect any obligation of Lessee hereunder or Lessor's determination of the Commencement Date pursuant to this Article 2.

          2.2  Delay in Commencement.  Notwithstanding the Lease Commencement
               ---------------------
Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on or before said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case Lessee shall not be obligated to pay rent until delivery of possession of the Premises has occurred; provided, however, that if Lessor shall not have delivered possession of the Premises within two (2) months after said Lease Commencement Date, Lessor or Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder.

     3.   RENT & SECURITY DEPOSIT
          ----

          3.1  Basic Rent.  Lessee shall pay to Lessor as rent for the Premises
               ----------
a basic annual rent in the amount specified in Item 4 of the Basic Lease Provisions, payable without deduction or offset, in equal monthly installments in the amounts specified in Item 5 of the Basic Lease Provisions in advance, on the first day of each month, in lawful money of the United States, to Lessor at the address stated herein, or to such other persons or such other places as Lessor may designate in writing. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment based upon a thirty (30) day month.

          3.2  SECURITY DEPOSIT
               ----------------

               Concurrently with Lessee's execution of this Lease, it has deposited with Lessor the sum specified in Item 8 of the Basic Lease Provisions as security of the faithful performance by lessee of all covenants and conditions of this Lease. If Lessee shall breach or default in the performance of any covenants or conditions of the Lease, including the payment of rent, Lessor may use, apply or retain the whole or any part of such security deposit for payment of any rent in default. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within three (3) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount herein above stated and Lessee's failure to do so shall be a material breach of this lease. Should Lessee comply with all covenants and conditions of this Lease, the Security deposit or any balance thereof shall be returned to Lessee (or at the option of Lessor, to the last assignee of Lessee's interest in this Lease) at the expiration of the term. Lessee shall not be entitled to interest on the security deposit and Lessor shall have the right to comingle said security deposit with other funds of Lessor. Should Lessor sell its interest in the Premises, Lessor may deposit with the purchaser thereof the then unexpended or unappropriated funds deposited by Lessee and thereupon Lessor shall be discharged from any further liability for such funds.

     5.   USE
          ---

          5.1 The premises shall be used and occupied for general office purposes relating to the conduct of business in a manner consistent and in compliance with all applicable ordinances and other governmental requirements affecting the Premises, and the Rules and Regulations attached hereto and all additions to such Rules an Regulations as Lessor may from time to time reasonably adopt for the safety, care and cleanliness of the premises or the preservation of good order, and for no other purpose whatsoever without the express written consent of Lessor, which consent shall be in the sole and absolute discretion of Lessor. Lessor shall not be responsible to Lessee for nonperformance of any said Rules and Regulations by any other tenant of the Building.

          5.2  Compliance with Law. Lessee shall, at Lessee's expense, comply
               -------------------
promptly with all applicable statutes, ordinances, rules, regulations, orders and requirements in effect during the term or any part of the term hereof regulating the use by Lessee of the Premises. Lessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant of the Premises, which shall tend to disturb such other tenants.

          5.3  Insurance Cancellation.  Notwithstanding the provisions of
               ----------------------
Paragraph 5.1 above, no use shall be made or permitted to be made of the Premises nor acts done which will cause the cancellation of any insurance policy covering said Premises or the Building, and if Lessee's use of the Premises causes an increase in said insurance rates Lessee shall pay any such increases.

     6.   MAINTENANCE, REPAIRS AND ALTERATIONS
          ------------------------------------

          6.1  Lessor's Obligations. Lessor shall during the term of this lease
               --------------------
maintain, or cause to be maintained, in good order, condition and repair, the roof and walls of the Building (excluding the interior surface thereof and excluding windows entirely) and any common areas in the Building ("Building Maintenance"), as well as all parking areas, driveways, sidewalks, private roads or streets, landscaping and all other areas located within the site, other than areas occupied by buildings (such nonbuilding areas being herein referred to as "common areas" and the maintenance thereof being sometime herein referred to as "common area maintenance"), all signs, plumbing, electrical and air conditioning equipment on or adjacent to the Premises, whether interior or exterior to the Building. Lessor responsible for windows, except for breakage due to Lessee's negligence.

          6.2  Lessee's Obligations.  Lessee shall during the term of this lease
               --------------------
keep in good order, condition and repair, the interior of the Premises and every part thereof, including without limitation all windows and doors. Except in the event of Lessor's negligence, Lessor shall incur no expense nor have any obligation of any kind whatsoever in connection with maintenance of the interior of the Premises, as defined above, and Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the interior of the Premises in good order, condition and repair. Notwithstanding the foregoing, Lessor shall be liable for maintenance or repairs which are caused by Lessor's negligence.

          6.3  Surrender.  On the last day of the term hereof, or on any sooner
               ---------
termination, Lessee shall surrender the Premises to Lessor in good order and condition, broom clean, ordinary wear and tear excepted. Lessee shall repair any damage to the Premises occasioned by the removal of Lessee's trade fixtures, furnishing and equipment, which repair shall include the patching and filling of holes and repair of structural damage.

          6.4  Alterations and Additions.
               -------------------------

               (a) Lessee shall not, without Lessor's prior written consent, make any alterations, improvements, additions, utility installations in or about the Premises, except for nonstructural alterations not exceeding

$500 in cost. As used in this Paragraph 6.4 the term "utility installations shall include bus ducting, power panels, fluorescent fixtures, space heater conduits and wiring. As a condition to giving such consent, Lessor may require that Lessee agree to remove any such alterations, improvements, additions or utility installations at the expiration of the term, and to restore the Premises to their prior conditions.

          (b) All alterations, improvements and additions to the premises shall be performed by Lessor's contractor or by another licensed general contractor mutually acceptable to Lessor and Lessee. Lessee shall pay when due, all claims for labor or materials furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law.

          (c) Unless Lessor requires their removal pursuant to Paragraph 6.4 (a) hereof, all alterations, improvements and additions which may be made on the Premises shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term.

          (d) If Lessor, in Lessor's sole discretion, should need or desire to do any alteration or remodeling in any space next to, above, or below premises, then Lessor shall have the right to enter into premises to do any and all work needed, desired or wanted in such adjacent space. Lessor shall be required to give Lessee twenty-four (24) hour notice and if such work should disrupt Lessee's business then Lessor shall do said work after normal business hours. Lessee's premises shall be left in good, clean order and repair.

     6.5  Lessor's Rights. If Lessee fails to perform Lessee's obligations under
          ---------------
this Article 6, Lessor may at its option (but shall not be required to) enter upon the Premises after fifteen (15) days' prior written notice to Lessee, and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the rate of ten percent (10%) per annum shall become due and payable as additional rent to Lessor together with Lessee's next rental installment.

 7.  INSURANCE: INDEMNITY
     --------------------

     7.1  Liability Insurance. Lessee shall, at Lessee's expense, obtain and
          -------------------
keep in force during the term of this lease comprehensive public liability insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises, the Building and all common areas. Such insurance shall be in the amount of not less than $1,000,000 combined single limit. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

     7.2  Property Insurance. Lessor shall obtain and keep in force during the
          ------------------
term of this Lease a policy or policies of insurance covering loss or damage to the Building, in the amount of the full replacement value thereof against all perils, included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk). Said insurance shall provide for payment of loss thereunder to Lessor or to the holder of a first mortgage or deed of trust on the Premises as their interests may appear. Lessor shall obtain and keep in force during the term of this lease a policy of rental value insurance with an extended period of Indemnity Endorsement (up to 10 months), with loss payable to Lessor, which insurance shall also cover all real estate taxes, real estate brokers fees, and insurance costs for said period. Additional insurance shall include but not be limited to, a stipulated value or agreed amount endorsement deleting the co-insurance provision of the policy, an Increased Cost of Construction Endorsement, a Contingent Liability from Operations to Building Laws Endorsement Demolition and Increased Time to Rebuild, a Cost of Inventory Appraisal and Adjustment Endorsement, and an Automatic Increase in Insurance Endorsement. Lessor will not insure Lessees fixtures, equipment, or supplies.

     7.3  Waiver of Subrogation.  Notwithstanding any contrary provision of this
          ---------------------
Lease, Lessee and Lessor each hereby waive any and all rights of recovery against the other, or against the officers, employees agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control to the extent that such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. The insuring party shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

     7.4  Indemnity. Lessee shall indemnify and hold harmless Lessor from and
          ---------
against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work, or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding is brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon, or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor. Notwithstanding the foregoing Lessee shall not be responsible for any claims which are the sole and proximate result of Lessor's negligence.

     7.5  Exemption of Lessor from Liability. Lessee hereby agrees that Lessor
          ----------------------------------
shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitee customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixture or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other cause or places, and regardless whether the cause of such damage or injury or the means of repairing the same is inaccessible. Lessor shall be liable for injury to Lessee's business or loss of income or damage to the goods, wares, merchandise or other property of Lessee which arises as the sole and proximate result of Lessor's Gross negligence.

     7.6  Insurance Policies. Insurance required hereunder shall be in companies
          ------------------
holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide". The insuring party shall deliver to the other party copies of policies of such insurance or certificates evidencing the existence and amounts of such modification except after thirty (30) days' prior written notice to Lessor. If Lessee is the insuring party Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand.

 8.  DAMAGE OR DESTRUCTION   See Item #26.
     ---------------------

     8.1  Partial Damage - Insured. Subject to the provisions of Paragraph 8.3
          ------------------------
hereof, if the Premises are damaged and such damage was caused by a casualty covered under an insurance policy required to be maintained pursuant to Paragraph 7.2 hereof, Lessor shall at Lessor's expense repair such damage as soon as reasonably possible and this lease shall continue in full force and effect.

     8.2  Partial Damage - Uninsured. Subject to the provisions of Paragraph
          --------------------------
8.3, if at any time during the term hereof the Premises are damaged except by a negligent or willful act of Lessee, and such damage was caused by casualty not covered under an insurance policy required to be maintained pursuant to Paragraph 7.2, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such ten (10) day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

     8.3  Abatement of Rent: Lessee's Remedies
          ------------------------------------

          (a) If the Premises are partially destroyed or damaged and Lessor or Lessee repairs or restores them pursuant to the provisions of this Article, the rent payable under Article 3 for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

          (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Article 8 and shall not commence such repair or restoration within 90 days after such obligation shall accrue, subject to an extension of up to another 90 days for delays beyond the reasonable control of Lessor, Lessee may at Lessee's option:

          (1) cancel and terminate this lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice. Any abatement in rent shall be computed as provided in Paragraph 8.3 (a) hereof.

or

          (2) make such repairs or restoration and deduct the cost of such repairs or restoration from the rent due under Article 3 hereof.

     8.4  Total Destruction. If at any time during the term hereof the Premises
          -----------------
are totally destroyed from any cause whether or not covered by the insurance required to be maintained by Lessor pursuant to Article 7.2 (including any total destruction required by any authorized public authority) this Lease shall automatically termite as of the date of such total destruction. For purposes of this Paragraph, total destruction of the Building shall be damage or destruction the cost of repair of which shall, in the written opinion of a registered Architect or engineer appointed by Lessor, exceed fifty percent (50%) of the then replacement value of the Building and shall not require that the Premises be totally or partially destroyed or damaged.

     8.5  Insurance Proceeds Upon Termination. If this Lease is terminated
          -----------------------------------
pursuant to any right given Lessee or Lessor to do so under this Article 8, all insurance proceeds payable with respect to the damage giving rise to such right of termination shall be paid to Lessor and any encumbrance of the Premises, as their interests may appear, except that Lessee will be entitled to the proceeds of insurance on its leasehold improvements & personal property.

     8.6  Restoration. Lessor's obligation to restore shall not include the
          -----------
restoration or replacement of Lessee's trade fixtures, equipment, merchandise or any improvements or alterations made by Lessee to the Premises.

 9.  PERSONAL PROPERTY TAXES
     -----------------------

     Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When practicable, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

 10. UTILITIES
     ---------

     Lessor shall maintain and keep lighted all common areas, including but not limited to, parking areas, landscaping area, sidewalks, entry and stairways. Lessor shall furnish to premises separate electrical meters. Lessor shall be responsible for all applications for electrical service, any and all deposits or fees for electrical service, and all premises electrical useage bills, fees or charges. Lessor shall furnish water to the premises. Lessor shall furnish janitorial service to the premises, and such shall be the responsibility of the Lessee. Lessor shall not be liable for and Lessee shall not be entitled to, any reduction of rental by reason of Lessor's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances, or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Lessor. Lessor shall not be liable under any circumstances for a loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. If lessee shall require water in excess of that usually furnished or supplied for the use of the premises as general office space, Lessee shall first procure the written consent of Lessor which Lessor may refuse, to the use thereof and Lessor may cause a water meter to be installed in the premises, so as to measure the amount of water consumed for any such use. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by Lessee and Lessee agrees to pay to Lessor promptly upon demand therefor by lessor for all such water consumed as shown by said meters, at the rates charged for such services by the local public utility furnishing the same. Lessee has control of all air conditioning to the suite.

 11. ASSIGNMENT AND SUBLETTING   See Item #27
     -------------------------

     11.1 Lessee shall not voluntarily or by operation of law sublet, assign, transfer, mortgage or otherwise encumber, or grant concessions, licenses or franchises with respect to, all of any part of Lessee's interest this Lease or the Premises without the prior written consent of Lessor. If Lessee desires at any time to assign this Lease or sublet the Premises or any portion thereof, it shall first notify Lessor of its desire to do so and shall submit in writing to Lessor (i) the name of the proposed subtenant or assigned, (ii) the nature of the proposed subtenant's or assignee's business to be carried on in the Premises; (iii) the terms and provisions of the proposed sublease or assignment. Lessor may, as a condition to granting such consent, require that the obligation of lessee hereunder be guaranteed by the parent or controlling corporation of any assignee which is a subsidiary or affiliate of another corporation. Any sublease, license, concession franchise or other permission to use the premises made with consent of Lessor shall be expressly subject and subordinate to all applicable terms and conditions of this Lease. Any purported or attempted assignments, transfer, mortgage, encumbrance, subletting, license, concession, franchise or other permission to use the Premises, contrary to the provisions of this paragraph shall be void, and, at the option of Lessor, shall terminate this Lease.

     11.2 If Lessee is a corporation, any transfer of its stock, or any disolution, merger or consolidation, which results in a change in the control of Lessee from the person or persons owning a majority of its voting stock immediately prior thereto or the sale or other transfer of all or substantially all of the assets of Lessee, shall constitute an assignment of Lessee's interest in this Lease within the meaning of this Article 11 and the provision requiring consent contained herein. Lessor may require as a condition to giving such consent that the new controlling person(s) immediately execute a guaranty of this Lease.

     11.3 No subletting, assignment, license, concession, franchise or other permission to use the Premises shall relieve Lessee of its obligations to pay rent or to perform all of the other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision of this Lease.

 12. DEFAULTS; REMEDIES
     ------------------

     12.1  Default by Lessee. The occurrence of any one or more of the following
           -----------------
events shall constitute a material default of this Lease by Lessee.

          (a) The vacating or abandonment of the Premises by Lessee.

          (b) The failure of Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder as and when due, where such failure shall continue for a period of ten (10) days after written notice thereof from Lessor to Lessee; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161.

          (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than as described in Paragraph 12.1 (b) hereof, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161; provided further, that if the nature of Lessee's default is such that more than 30 days are reasonably required for the cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30 day period and thereafter diligently prosecutes such cure to completion.

          (d) The making by Lessee of any general assignment, or general arrangement for the benefit of creditors; the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petiton filed against Lessee, the same is dismissed within 60 days); the appointment of a trustee or receiver to take possession of substantially all of the Lessee's assets located at the Premises, or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty days.

          (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, and assignee of Lessee, any subtennant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.

     12.2  Remedies for Default of Lessee. In the event of any material default
           ------------------------------
by Lessee as defined in Paragraph 12.1 hereof, Lessor may at any time thereafter, upon notice and demand and without limiting Lessor in the exercise of any other right or remedy which lessor may have by reason of such default or breach:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee:

          (1) The worth at the time of award of the unpaid rent which has been earned at the time of termination;

          (2) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided.

          (3) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided; and

          (4) Any other amount necessary to compensate the Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the cost of recovering possession of the Premises, Real Estate commissions actually paid, reasonable attorney's fees, and any other reasonable cost.

The "worth at the time of award" of the amounts referred to in subparagraphs (1) and (2) above shall be computed by allowing interest at ten percent (10%) per annum. The worth at the time of award of the amount referred to in subparagraph
(3) above shall be computed by discounting such amount at one (1) percentage point above the discount rate of the Federal Reserve Bank of San Francisco at the time of award.

          (b) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the State of California. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this lease shall bear interest from the date due at maximum rate then allowable by law.

          (c) Maintain Lessee's right to possession in which case this lease shall continue in effect whether or not Lessee shall has abandoned the premises. In such an event, Lessor shall be entitled to enforce all of Lessor's rights and remedies under this lease.

     12.3  Default by Lessor.  The failure of Lessor to perform any obligation
           -----------------
of Lessor under this Lease shall constitute a material default and breach of this Lease by Lessor. Notwithstanding the foregoing, Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose names and addresses shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligations; provided, however, that if the nature of Lessor's obligations is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion. In the event of any such default by Lessor, Lessee may pursue any remedy now or hereafter available to Lessee under the laws or judicial decisions of the State of California, except that Lessee shall not have the right to terminate this Lease except as expressly provided in this Lease.

     12.4  Late Charges. Lessee hereby acknowledges that the late payment by
           ------------
Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after payment is due, then Lessee shall pay to Lessor a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the cost Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

 13. CONDEMNATION OR RESTRICTION ON USE
     ----------------------------------

     13.1  Termination of Lease on Total Taking. In the event the entire
           ------------------------------------
Premises or leasehold interest shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority for any period of time, this Lease shall terminate as of the date of such taking.

     13.2  Lessee's Election to Terminate on Partial Taking. In the event more
           ------------------------------------------------
than ten percent (10%) of the floor area of the Premises or more than thirty percent (30%) of the adjacent parking facility is taken under the power of eminent domain by any public or quasi-public authority, and if by reason of any such appropriation or taking, regardless of the amount so taken, the remainder of the Premises or parking facility is not reasonably suitable for the operation of Lessee's business taking into account Lessor's obligation to restore under Paragraph 13.4, Lessee shall have the right to terminate this Lease as of the date of such taking upon giving to Lessor notice in writing of such election within one hundred twenty (120) days after such appropriation or taking. Notwithstanding the foregoing, if the appropriation or taking is only of the associated parking area Lessee shall not have a right to terminate this Lease and rent shall not abate if Lessor promptly provides substitute parking reasonably accessible to the building of which the Premises are a part.

     13.3  Each Party Entitled to Award. If this Lease is terminated in the
           ----------------------------
manner provided in Paragraph 13.1 or 13.2 hereof, each party shall be entitled to any award made to it in such proceedings; Lessee shall specifically be entitled to that portion of any award attributable to unamortized expenditures made by Lessee for improvements to the Premises. The unamortized portion of the Lessee's expenditures for improving the Premises shall be determined by multiplying such expenditures by a faction, the numerator of which shall be the number of years of the term of this Lease which shall not have expired at the time of such appropriation or taking, and the denominator of which shall be the number of years of the term of this Lease which shall not have expired at the time of improving the Premises. In no event shall options to renew or extend be taken into consideration in determining the payment to be made to the Lessee. Lessee's right to receive compensation or damages for its fixtures and personal property shall not be affected in any manner thereby. The rent for the last month of Lessee's occupancy shall be prorated and Lessor agrees to refund to Lessee any unearned rent paid in advance.

     13.4  No Termination - Repairs and Rent Reduction. In the event of taking
           -------------------------------------------
that does not result in a termination of this Lease under Paragraph 13.1 or 13.2 hereof, then Lessor shall, at Lessor's cost and expense, restore the Premises or the parking facility remaining to a complete unit of the quality and character as existed prior to such appropriation or taking, and therefore the rent provided for in Article 3 hereof shall be reduced in the ratio that the floor area of the Premises taken bears to the floor area of the Premises before such taking, and Lessor shall be entitled to receive the total award XXX compensation in such proceedings, including any amount awarded to Lessee; provided, however, that Lessee shall receive and retain any amount awarded to Lessee as compensation for the taking of fixtures and equipment owned by Lessee or for the expense of removal or repair of same.

     13.5  Notice of Condemnation. Lessor agrees immediately after it receives
           ----------------------
notice of the intention of any such authority to appropriate or take to give to Lessee notice in writing of such fact.

     13.6  Voluntary Sale as Taking. A voluntary sale by Lessor to any public
           ------------------------
body or agency having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed to be a taking under the power of eminent domain for the purposes of this Article 13.

 14. BROKERS
     -------

     Lessor acknowledges its obligation to pay a single commission to the broker(s) specified in Item 9 of the Basic Lease Provisions, if any. Lessee represents and warrants that it has neither incurred nor is aware of any other brokers', finders' or similar fee in connection with the origin, negotiation, execution or performance of this Lease and agrees to indemnify and hold harmless Lessor from any loss, liability, damage, cost or expense incurred by reason of breach of this representation.

 15. LESSOR'S LIABILITY
     ------------------

     15.1 The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a Lessee's interest in a ground lease of the Premises. In the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, then shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor, shall, subject as aforesaid, be binding on Lessor's successors and assigns only during their respective periods of ownership.

     15.2 In consideration of the benefits accruing hereunder, Lessee, its successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by the initial Lessor:

          (a) Lessee's sole and exclusive remedy for any damages from Lessor shall be against the property that this lease covers, commenly known as 5000 Parkway Calabasas, Calabasas, California 91302.

          (b) No judgment will be taken against any co-owner; except against the premises property.

          (c) Any judgment taken against any co-owner - other than the premises property, may be vacated and set aside at any time nuo pro tuno;

          (d) No writ of execution will ever be levied against the assets of any co-owner; except against the premises property.

 16. GENERAL PROVISIONS
     ------------------

     16.1  Estoppel Certificate
           --------------------

          (a) Lessee shall at any time upon not less than ten (10) days prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by and prospective purchaser or encumbrancer of the Premises.

          (b) Lessee's failure to deliver such statements within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance.

          (c) If Lessor desires to finance or refinance the Premises or any part thereof, Lessee hereby agrees to deliver to any lender designated by Lessor such financial statements of Lessee as may be reasonably required by such lender. All such financial statements shall be received by Lessor in confidence and shall be used only for the purposes herein set forth.

     16.2  Severability. The invalidity of any provision of this Lease as
           ------------
determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

     16.3  Time of Essence. Time is of the essence in the performance of all
           ---------------
terms and conditions of this Lease.

     16.4  Captions. Article and paragraph captions have been solely as a matter
           --------
of convenience and such captions in no way define or limit the scope or intent of any provisions of this Lease.

     16.5  Notices. Any notice required or permitted to be given hereunder shall
           -------
be in writing and may be served personally or by regular mail addressed to Lessor and Lessee respectively at the addresses set forth before their signatures in Item 11 of the Basic Lease Provisions, or such other addresses as may from time to time be designated in writing by Lessor or Lessee by notice pursuant hereto.

     16.6  Waiver. No waiver of any provisions hereof shall be deemed a waiver
           ------
of any other provision hereof. Consent to or approval of any act by or of the parties hereto shall not be deemed to render unnecessary the obtaining of such party's consent to or approval of any subsequent act. The acceptance of rent hereunder by Lessor shall not be a wavier of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

     16.7  Holding Over. If Lessee remains in possession of the Premises or any
           ------------
part thereof after the expiration of the term hereof without the express written consent of Lessor, such occupancy shall be tenancy from month to month at a rental in the amount of the last monthly rental.

     16.8  Cumulative Remedies. No remedy or election hereunder shall be deemed
           -------------------
exclusive but shall, whatever possible, be cumulative with all other remedies at law or in equity.

     16.9  Inurement; Choice of Law. Subject to any provision hereof restricting
           ------------------------
assignment or subletting by Lessee and subject to the provisions of Article 15 hereof, the terms and conditions contained in this Lease shall bind the parties, their personal representative, successors and assigns. This Lease shall be governed by the laws of the State of California.

     16.10  Subordination.
            -------------

          (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or herafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

          (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within 10 days after written demand shall constitute a material default by Lessee herunder, or, at Lessor's option Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocable appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 16.10 (b). Lessee's obligation to execute any documents is subject to the documents containing a non-disturbance clause as is stipulated in 16.10a.

     16.11  Attorney's Fees. If either party hereto brings an action to enforce
            ---------------
the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to reasonable costs and attorney's fees to be paid by the losing party. For purposes of this provision, in any action or proceedings instituted by Lessor based upon any default or alleged default by Lessee hereunder, Lessor shall be deemed the prevailing party if (a) judgement is entered in favor of Lessor or (b) prior to trial or judgment Lessee shall pay all or any portion of the rent and charges claimed by Lessor, eliminate the condition(s), cease the act(s) or otherwise cure the omission(s) claimed by Lessor to constitute a default by Lessee hereunder.

     16.12  Lessor's Access. Lessor and Lessor's agents shall have the right to
            ---------------
enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, or lenders, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Sale," "For Lease" or similar signs all without rebate of rent or liability to Lessee.

     16.13  Corporate Authority. If Lessee is a corporation, each individual
            -------------------
executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the By-Laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Lessee is a corporation, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

     16.14  Rights of Others. Except as otherwise provided herein, nothing
            ----------------
expressed or implied is intended, or shall be construed, to confer upon or grant any person any rights or remedies under or by reason of any term or condition contained in this Lease.

     16.15  Safety and Health. Lessee covenants at all times during the term of
            -----------------
the Lease to comply with the requirements of the Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651 et seq and any analogous legislation in California (collectively, the "Act"), to the extent that the applies to the Premises and any activities thereon and without limiting the generality of the foregoing, Lessee covenants to maintain all working areas, all machinery, structures, electrical facilities and the like upon the Premises in such a condition that fully complies with the requirements of the Act, including such requirements as would be applicable with respect to agents, employees or contractors of Lessor who may from time to time be present upon the Premises, and Lessee agrees to indemnify and hold harmless Lessor from a liability, claims or damages arising as a result of a breach of the foregoing covenant and from all costs, expenses and charges arising therefrom including without limitation, attorney's fees and court costs incurred by Lessor in connection therewith, which indemnity shall survive the expiration or termination of this Lease.

     16.16  Surrender or Cancellation. The voluntary or other surrender of this
            -------------------------
Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall terminate all or any existing subleases, unless Lessor elects to treat such surrender or cancellation as an assignment to Landlord of any or all of such subleases.

     16.17  Entire Agreement. This Lease covers in full each and every agreement
            ----------------
of every kind or nature whatsoever between the parties hereto concerning the Premises and the Building, and all preliminary negotiations and agreements of whatsoever kind or nature are merged herein. Lessor has made no representations or promises whatsovever with respect to the Premises or the Building, except those contained herein; and no other person, firm or corporation has at any time had any authority from Lessor to make any representations or promises on behalf of Lessor, and Lessee expressly agrees that if any such representations or promises have been made by others, Lessee hereby waives all right to rely thereon. No verbal agreement or implied covenant shall be held to vary the provisions hereof, any statute, law or custom to the contrary notwithstanding.

     16.18  Signs. Lessee shall not install any signs on the exterior of the
            -----
Premises or Building, or any free standing signs without the prior written approval of Lessor. All such approved signs shall be installed and removed at Lessee's sole cost and expense.

     16.19  Interest on Past Due Obligations. Any amount due from Lessee to
            --------------------------------
Lessor hereunder which is not paid when due shall bear interest at ten percent (10%) per annum from the date due until paid, but the payment of such interest shall not excuse or cure any default by Lessee.

     16.20  Gender; Number. Whenever the context of this Lease requires the
            --------------
masculine gender includes the feminine or neuter, the singular number includes the plural.

     16.21  Lease Not Subject to Levy. This Lease and the interest of Lessee
            -------------------------
hereunder shall not be subject to garnishment or sale under execution of any action or proceeding which may be brought against or by Lessee without the written consent of Lessor.

     16.22  Quitclaim. At the expiration or earlier termination of this Lease,
            ---------
Lessee shall execute, acknowledge and deliver to Lessor, within ten (10) days after written demand from Lessor a quitclaim deed or other document reasonably required by any reputable title company to remove the cloud of this Lease from the title of the real property subject to Lease.

     16.24  Financial Statements. During term of Lease and any extension
            --------------------
thereto, tenant shall produce current financial statements within twenty (20) days of written notification from Lessor.

 17. CONSTRUCTION.
     ------------

     17.1 Lessor shall at its expense cause the construction of tenant improvements in the Premises in accordance with the attached Plan which has been initialed by Lessor and Lessee concurrently with the execution of this Lease and which is incorporated herein by this reference. No changes shall be made in the initially approved plans and specifications without the prior written approval of Lessor and lessee, and all additional expenses incurred by Lessor with respect to any changes (except changes requested by Lessor) shall be reimbursed to Lessor by Lessee upon demand.

     17.2 Lessor shall at its expense promptly correct all items not conforming with the plans and specifications of which Lessor is notified by Lessee in writing within sixty (60) days after Lessee takes possession of the Premises.

     17.3 Lessor warrants the Building and tenant improvements installed in the Premises by lessor against any defects in materials and workmanship of which Lessor is notified by Lessee in writing within one (1) year after date of completion of the work in question. Lessor further warrants that the construction of the Building and tenant improvements will, upon completion, comply with all applicable statutes, ordinances, rules, regulations, orders and requirements of governmental authorities in effect as of the commencement of the lease term.

 18. PARKING   See Item #29.
     -------

     During the term of this Lease, Lessee shall have the right in common with other lessees of the Building (if any) to use the parking area subject to such rules and regulations as may be established from time to time by Lessor for the effective use of said parking area. Said rules and regulations may include, but shall not be limited to, such items as: designation of specific areas for use by invitees of Lessee and Lessor; hours during which said parking shall be open for use; use of a parking attendant; and such other matters affecting the parking operation to the end that said facilities shall be utilized to maximum efficiency and in the best interest of Lessor, Lessee and their respective
invitees. Lessee shall be limited to   3   parking spaces.
                                     -----

 19. CONSENTS. Wherever in this lease the consent of one party is required to
       --------
an act of the other party such consent shall not be unreasonably withheld.

 20. GUARANTOR. In the event that there is a guarantor of this lease, said
     ---------
guarantor shall have the same obligations as Lessee under this Lease.

 21. QUIET POSSESSION. Upon Lessee paying the rental payments required herein
     ----------------
and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all the provisions of this Lease.

 22. OPTIONS. See Item #30.
     -------

  23.  Security Measures. Lessee hereby acknowledges that the rental payable to
       -----------------
Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees from acts of third parties.

  24.  Easements and C,C & R's (covenent, conditions, and restrictions). Lessor
       ----------------------------------------------------------------
reserves to itself the right, from time to time, to grant such easements/C.C. & R's, rights and dedications that Lssor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements/C.C. & R's, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents and/or subordinate this lease XXX the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease, as long as easements and CC & R's do not limit the rights granted Lessee in this Lease.

  25.  Auctions. Lessee shall not conduct, or permit to be conducted, either
       --------
voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard or reasonableness in determining whether to grant such consent.

  26.  Damage or Destruction. Notwithstanding the language in item #8, Lessee
       ---------------------
shall have the right to cancel and terminate this lease one hundred fifty (150) days after casualty, should Lessor be unable to substantially complete repairs caused by casualty damage within the 150 days period. Lessor shall have this termination right within ten (10) days after the one hundred fifty (150) day repair period.

  27. LESSEE AFFILIATE. Notwithstanding the provisions of paragraph 11 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate"; provided that before such assignment shall be effective (a) said assignee shall resume, in full, the obligations of Lessee under this lease and (b) Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

  28. INSURANCE. Should the Lessor decide to obtain earthquake insurance during the term of this lease, the cost of earthquake insurance shall be excluded from the building operating expenses detailed in item # 3.3(d).

  29. PARKING. Lessee shall three (3) marked parking spaces as shown on Exhibit "A", Area Map. In addition, Lessee shall be entitled to two (2) more marked parking spaces should the parking area becomes full on a daily basis and unsatisfactory to the Lessee.

  30. GRANTED OPTION. Lessor grants Lessee two (2) 2-year options under the same terms and conditions to renew this lease. Notice to exercise each option shall be given to Lessor no later than 120 days prior to expiration of the lease. Rent for the initial year of each option period shall be adjusted for any change in common area maintenance, taxes and insurance, using 1991 as a base year. 12 cents per sq. ft. per month has been used as the power allowance in arriving at the initial rental rate. If the average power usage differs from 12 cents per sq. ft. per month over the prior 12 months of the lease, the rental rate shall be adjusted either upward or downward for each succeeding 12 month period, including option periods.

                                     LEASE
                              FULL SERVICE LEASE
                                     (NET)

  "THIS LEASE is made between Lessor and Lessee named below as of the later of the dates set forth under their respective signatures.


                             BASIC LEASE PROVISIONS
                             ----------------------

1.   Building Name:  Wolcott Business Center

     Premises Address:  5000 No. Parkway Calabasas #200, Calabasas, CA  91302

2.   Rentable area:  1592 S.F. Useable area _______S.F.

3.   Building Maintenance Percentage: N/A

4.   Basic Annual Rent: $25,790.40  ($______ per sq. ft.)

5.   Monthly Rental Installments:  $2,149.20  ($1.35 per sq. ft.)

6.   Terms:  2 years and 0 months.

7.   Lease Commencement Date:  5/1/92 or sooner, if possible

8.   Security Deposit: $2,149.20

9.   Broker(s): N/A

10.  Lease Occupancy Date: 5/1/92 or sooner


  IN WITNESS WHEREOF, the parties hereto have executed this Lease, consisting of the foregoing Basic Lease provisions and Articles 1 through 26 which follow, as of the later of the dates below.

LESSOR:  Wolcott Business Center              LESSEE:


/s/ William L. Wolcott                        /s/ Homayoon Majd
----------------------                        -----------------
William L. Wolcott                            Homayoon Majd

                                              -----------------
                                              Farhad Mirfakhrai

                                              -----------------
                                              Kamyar Tafreshi

                                              GUARANTOR:



DATED:     3/12/92                            DATED:
       ----------------                             ---------------

ADDRESS: 5000 N. Parkway Calabasas #202       ADDRESS:
         ------------------------------                ------------
Calabasas, CA.  91302
---------------------------------------

MAIL: P.O. Box 8237, Calabasas, CA.  91302
      ------------------------------------
TELEPHONE NO.: (818) 222-1221        TELEPHONE NO.:

                               TABLE OF CONTENTS

Article                                                             Page
-------                                                             ----
      Base Lease Provisions.........................................  1
      Table of Contents.............................................  2
 1.   Lease of Premises.............................................  4
 2.   Term..........................................................  4
 3.   Rent & Security Deposit.......................................  4
 4.   Operating Expense Adjustment..................................  6
 5.   Use...........................................................  8
 6.   Maintenance, Repairs and Alterations..........................  8
 7.   Insurance: Indemnity.......................................... 10
 8.   Damage or Destruction......................................... 11
 9.   Personal Property Taxes....................................... 12
10.   Utilities..................................................... 12
11.   Assignment and Subletting..................................... 13
12.   Defaults: Remedies............................................ 13
13.   Condemnation or Restriction on Use............................ 15
14.   Brokers....................................................... 17
15.   Lessor's Liability............................................ 17
16.   General Provisions............................................ 18
      16.1    Estoppel Certificate.................................. 18
      16.2    Severability.......................................... 18
      16.3    Time of Essence....................................... 18
      16.4    Captions.............................................. 18
      16.5    Notices............................................... 18
      16.6    Waivers............................................... 18
      16.7    Holding Over.......................................... 18
      16.8    Cumulative Remedies................................... 18
      16.9    Inurement; Choice of Law.............................. 18
      16.10   Subordination......................................... 18
      16.11   Attorney's Fees....................................... 19
      16.12   Lessor's Access....................................... 19
      16.13   Corporate Authority................................... 19
      16.14   Rights of Others...................................... 19
      16.15   Safety & Health....................................... 20
      16.16   Surrender of Cancellation............................. 20


Article                                                                            Page
-------                                                                            ----
      16.17     Entire Agreement................................................    20
      16.18     Signs...........................................................    20
      16.19     Interest on Past Due Obligations................................    20
      16.20     Gender; Number..................................................    20
      16.21     Lease Not Subject to Levy.......................................    20
      16.22     Quitclaim.......................................................    20
      16.23     Confidentiality of Lease........................................    20
      16.24     Financial Statements............................................    21
17.   Construction..............................................................    21
18.   Parking...................................................................    21
19.   Consents..................................................................    21
20.   Guarantor.................................................................    21
21.   Quiet Possession..........................................................    21

23.   Security Measures.........................................................    22
24.   Easements and C,C & R's...................................................    22
25.   Auctions..................................................................    22

Rules and Regulations

 1.  LEASE OF PREMISES
     -----------------

     Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all conditions set forth in this Lease, those certain premises (the "Premises") in that certain building (the "Building") which address is 5000 North Parkway Calabasas, #200, California, identified in
           ----------------------------------
Item 1 of the Basic Lease Provisions, together with non-exclusive use of any common areas in the Building and of the parking areas adjoining the Building in common with other tenants of the building, if any. The approximate location of the building, Premises and associated parking is indicated on Exhibit "A" which is attached hereto and incorporated hereto and incorporated herein by this reference.

 2.  TERM
     ----

     2.1  Commencement of Term
          --------------------

          (a) The term of the Lease shall be as shown in Item 6 of the Basic Lease Provisions, commencing on the Lease or such later date as may be herein provided, unless sooner terminated pursuant to any provision hereof.

          (b) Notwithstanding the foregoing, the term of this Lease shall commence upon delivery of the possession of the Premises, and the date thereof shall constitute the date of commencement of the term of this Lease. Delivery of possession of the Premises shall occur upon written tender of same by Lessor.

          (c) If delivery of possession occurs prior to the Lease Commencement Date, the term of this Lease and all obligations of this Lease, shall commence on such date of delivery of possession but the date of termination shall not be advanced. Occupancy by Lessee for any purpose shall constitute an acknowledgement that the Building and Premises have been satisfactorily completed and Lessor shall have no further responsibility with respect to construction except as herein expressly set forth. Lessee's execution and delivery to Lessor prior to its occupancy of the Premises of a "Certificate of Lessee's Acceptance of Occupancy" letter shall be deemed to be conclusive as to the commencement of the term and Lessee's obligations under this Lease. See item 17.2, sixty day punch list.

          (d) The actual date of commencement (the "Commencement Date") shall be confirmed by the parties by initialling the lower portion of the Basic Lease Provisions, after insertion of the Commencement Date and expiration date of the Lease, promptly following such commencement, but failure of Lessee to acknowledge the Commencement Date as established pursuant to this Article shall not affect any obligation of Lessee hereunder or Lessor's determination of the Commencement Date pursuant to this Article 2.

     2.2  Delay in Commencement. Notwithstanding the Lease Commencement Date, if
          ---------------------
for any reason Lessor cannot deliver possession of the Premises to Lessee on or before said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case Lessee shall not be obligated to pay rent until delivery of possession of the Premises has occurred; provided, however, that if Lessor shall not have delivered possession of the Premises within two (2) months after said Lease Commencement Date, Lessor or Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder.

 3.  RENT & SECURITY DEPOSIT
     ----

     3.1  Basic Rent. Lessee shall pay to Lessor as rent for the Premises a
          ----------
basic annual rent in the amount specified in Item 4 of the Basic Lease Provisions, payable without deduction or offset, in equal monthly installments in the amounts specified in Item 5 of the Basic Lease Provisions in advance, on the first day of each month, in lawful money of the United States, to Lessor at the address stated herein, or to such other persons or at such other places as Lessor may designate in writing. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment based upon a thirty (30) day month.

 5.  USE
     ---

     5.1 The premises shall be used and occupied for general office purposes in a manner consistent and in compliance with all applicable ordinances and other governmental requirements affecting the Premises, and the Rules and Regulations attached hereto and all additions to such Rules and Regulations as Lessor may from time to time reasonably adopt for the safety, care and cleanliness of the premises or the preservation of good order, and for no other purpose whatsoever without the express written consent of Lessor, which consent shall be in the sole and absolute discretion of Lessor. Lessor shall not be responsible to Lessee for nonperformance of any said Rules and Regulations by any other tenant of the Building.

     5.2  Compliance with Law. Lessee shall, at Lessee's expense, comply
          -------------------
promptly with all applicable statutes, ordinances, rules, regulations, orders and requirements in effect during the term or any part of the term hereof regulating the use by Lessee of the Premises. Lessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant of the Premises, which shall tend to disturb such other tenants.

     5.3  Insurance Cancellation. Notwithstanding the provisions of Paragraph
          ----------------------
5.1 above, no use shall be made or permitted to be made of the Premises nor acts done which will cause the cancellation of any insurance policy covering said Premises or the Building, and if Lessee's use of the Premises causes an increase in said insurance rates Lessee shall pay any such increases.

 6.  MAINTENANCE, REPAIRS AND ALTERATIONS
     ------------------------------------

     6.1  Lessor's Obligations. Lessor shall during the term of this lease
          --------------------
maintain, or cause to be maintained, in good order, condition and repair, the roof and walls of the Building (excluding the interior surface thereof and excluding windows entirely) and any common areas in the Building ("Building Maintenance"), as well as all parking areas, driveways, sidewalks, private roads or streets, landscaping and all other areas located within the site, other than areas occupied by buildings (such nonbuilding areas being herein referred to as "common areas" and the maintenance thereof being sometime herein referred to as "common area maintenance"), all signs, plumbing, electrical and air conditioning equipment on or adjacent to the Premises, whether interior or exterior to the Building. Lessor responsible for windows, except for breakage due to Lessee's negligence.

     6.2  Lessee's Obligations. Lessee shall during the term of this lease keep
          --------------------
in good order, condition and repair, the interior of the Premises and every part thereof, including without limitation all windows and doors. Except in the event of Lessor's negligence, Lessor shall incur no expense nor have any obligation of any kind whatsoever in connection with maintenance of the interior of the Premises, as defined above, and Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the interior of the Premises in good order, condition and repair. Notwithstanding the foregoing, Lessor shall be liable for maintenance or repairs which are caused by Lessor's negligence.

     6.3  Surrender. On the last day of the term hereof, or on any ^illegible^
          ---------
termination, Lessee shall surrender the Premises to Lessor in good order and condition, broom clean, ordinary wear and tear excepted. Lessee shall repair any damage to the Premises occasioned by the removal of Lessee's trade fixtures, furnishing and equipment, which repair shall include the patching and filling of holes and repair of structural damage.

     6.4  Alterations and Additions.
          -------------------------

          (a) Lessee shall not, without Lessor's prior written consent, make any alterations, improvements, additions, utility installations in or about the Premises, except for nonstructural alterations not exceeding

$500 in cost. As used in this Paragraph 6.4 the term "utility installations shall include bus ducting, power panels, fluorescent fixtures, space heater conduits and wiring. As a condition to giving such consent, Lessor may require that Lessee agree to remove any such alterations, improvements, additions or utility installations at the expiration of the term, and to restore the Premises to their prior conditions.

          (b) All alterations, improvements and additions to the premises shall be performed by Lessor's contractor or by another licensed general contractor mutually acceptable to Lessor and Lessee. Lessee shall pay when due, all claims for labor or materials furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law.

          (c) Unless Lessor requires their removal pursuant to Paragraph 6.4 (a) hereof, all alterations, improvements and additions which may be made on the Premises shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term.

          (d) If Lessor, in Lessor's sole discretion, should need or desire to do any alteration or remodeling in any space next to, above, or below premises, then Lessor shall have the right to enter into premises to do any and all work needed, desired or wanted in such adjacent space. Lessor shall be required to give Lessee twenty-four (24) hour notice and if such work should disrupt Lessee's business then Lessor shall do said work after normal business hours. Lessee's premises shall be left in good, clean order and repair.

     6.5  Lessor's Rights. If Lessee fails to perform Lessee's obligations under
          ---------------
this Article 6, Lessor may at its option (but shall not be required to) enter upon the Premises after fifteen (15) days' prior written notice to Lessee, and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the rate of ten percent (10%) per annum shall become due and payable as additional rent to Lessor together with Lessee's next rental installment.

 7.  INSURANCE: INDEMNITY
     --------------------

     7.1  Liability Insurance. Lessee shall, at Lessee's expense, obtain and
          -------------------
keep in force during the term of this lease comprehensive public liability insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises, the Building and all common areas. Such insurance shall be in the amount of not less than $1,000,000 combined single limit. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

     7.2  Property Insurance. Lessor shall obtain and keep in force during the
          ------------------
term of this Lease a policy or policies of insurance covering loss or damage to the Building, in the amount of the full replacement value thereof against all perils, included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk). Said insurance shall provide for payment of loss thereunder to Lessor or to the holder of a first mortgage or deed of trust on the Premises as their interests may appear. Lessor shall obtain and keep in force during the term of this lease a policy of rental value insurance with an extended period of Indemnity Endorsement (up to 10 months), with loss payable to Lessor, which insurance shall also cover all real estate taxes, real estate brokers fees, and insurance costs for said period. Additional insurance shall include but not be limited to, a stipulated value or agreed amount endorsement deleting the co-insurance provision of the policy, a Increased Cost of Construction Endorsement, a Contingent Liability from Operations to Building Laws Endorsement Demolition and Increased Time to Rebuild, a Cost of Inventory Appraisal and Adjustment Endorsement, and an Automatic Increase in Insurance Endorsement. Lessor will not insure Lessees fixtures, equipment, or supplies.

     7.3  Waiver of Subrogation. Notwithstanding any contrary provision of this
          ---------------------
Lease, Lessee and Lessor each hereby waive any and all rights of recovery against the other, or against the officers, employees agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control to the extent that such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. The insuring party shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

     7.4  Indemnity. Lessee shall indemnify and hold harmless Lessor from and
          ---------
against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work, or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding is brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's' expense by counsel satisfactory to Lessor. Lessee as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon, or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor. Notwithstanding the foregoing Lessee shall not be responsible for any claims which are the sole and proximate result of Lessor's negligence.

     7.5  Exemption of Lessor from Liability. Lessee hereby agrees that Lessor
          ----------------------------------
shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitee customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixture or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other cause or places, and regardless whether the cause of such damage or injury or the means of repairing the same is inaccessible. Lessor shall be liable for injury to Lessee's business or loss of income or damage to the goods, wares, merchandise or other property of Lessee which arises as the sole and proximate result of Lessor's Gross negligence.

     7.6  Insurance Policies. Insurance required hereunder shall be in companies
          ------------------
holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide". The insuring party shall deliver to the other party copies of policies of such insurance or certificates evidencing the existence and amounts of such modification except after thirty (30) days' prior written notice to Lessor. If Lessee is the insuring party Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand.

 8.  DAMAGE OR DESTRUCTION   See Item #26.
     ---------------------

     8.1  Partial Damage - Insured. Subject to the provisions of Paragraph 8.3
          ------------------------
hereof, if the Premises are damaged and such damage was caused by a casualty covered under an insurance policy required to be maintained pursuant to Paragraph 7.2 hereof, Lessor shall at Lessor's expense repair such damage as soon as reasonably possible and this lease shall continue in full force and effect.

     8.2  Partial Damage - Uninsured. Subject to the provisions of Paragraph
          --------------------------
8.3, if at any time during the term hereof the Premises are damaged except by a negligent or willful act of Lessee, and such damage was caused by casualty not covered under an insurance policy required to be maintained pursuant to Paragraph 7.2, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such ten (10) day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

     8.3  Abatement of Rent: Lessee's Remedies
          ------------------------------------

          (a) If the Premises are partially destroyed or damaged and Lessor or Lessee repairs or restores them pursuant to the provisions of this Article, the rent payable under Article 3 for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

          (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Article 8 and shall not commence such repair or restoration within 90 days after such obligation shall accrue, subject to an extension of up to another 90 days for delays beyond the reasonable control of Lessor, Lessee may at Lessee's option:

          (1) cancel and terminate this lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice. Any abatement in rent shall be computed as provided in Paragraph 8.3 (a) hereof.

or

          (2) make such repairs or restoration and deduct the cost of such repairs or restoration from the rent due under Article 3 hereof.

     8.4  Total Destruction. If at any time during the term hereof the Premises
          -----------------
are totally destroyed from any cause whether or not covered by the insurance required to be maintained by Lessor pursuant to Article 7.2 (including any total destruction required by any authorized public authority) this Lease shall automatically termite as of the date of such total destruction. For purposes of this Paragraph, total destruction of the Building shall be damage or destruction the cost of repair of which shall, in the written opinion of a registered Architect or engineer appointed by Lessor, exceed fifty percent (50%) of the then replacement value of the Building and shall not require that the Premises be totally or partially destroyed or damaged.

     8.5  Insurance Proceeds Upon Termination. If this Lease is terminated
          -----------------------------------
pursuant to any right given Lessee or Lessor to do so under this Article 8, all insurance proceeds payable with respect to the damage giving rise to such right of termination shall be paid to Lessor and any encumbrance of the Premises, as their interests may appear, except that Lessee will be entitled to the proceeds of insurance on its leasehold improvements & personal property.

     8.6  Restoration. Lessor's obligation to restore shall not include the
          -----------
restoration or replacement of Lessee's trade fixtures, equipment, merchandise or any improvements or alterations made by Lessee to the Premises.

 9.  PERSONAL PROPERTY TAXES
      -----------------------

     Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When practicable, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

 10. UTILITIES
     ---------

     Lessor shall maintain and keep lighted all common areas, including but not limited to, parking areas, landscaping area, sidewalks, entry and stairways. Lessor shall furnish to premises separate electrical meters. Lessor shall furnish water to the premises. Lessor shall furnish janitorial service to the premises, and such shall be the responsibility of the Lessee. Lessor shall not be liable for and Lessee shall not be entitled to, any reduction of rental by reason of Lessor's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances, or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Lessor. Lessor shall not be liable under any circumstances for a loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. If lessee shall require water in excess of that usually furnished or supplied for the use of the premises as general office space, Lessee shall first procure the written consent of Lessor which Lessor may refuse, to the use thereof and Lessor may cause a water meter to be installed in the premises, so as to measure the amount of water consumed for any such use. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by Lessee and Lessee agrees to pay to Lessor promptly upon demand therefor by lessor for all such water consumed as shown by said meters, at the rates charged for such services by the local public utility furnishing the same. Lessee has control of all air conditioning to the suite.

 11. ASSIGNMENT AND SUBLETTING   See Item #27.
     -------------------------

     11.1 Lessee shall not voluntarily or by operation of law sublet, assign, transfer, mortgage or otherwise encumber, or grant concessions, licenses or franchises with respect to, all of any part of Lessee's interest this Lease or the Premises without the prior written consent of Lessor. If Lessee desires at any time to assign this Lease or sublet the Premises or any portion thereof, it shall first notify Lessor of its desire to do so and shall submit in writing to Lessor (i) the name of the proposed subtenant or assigned, (ii) the nature of the proposed subtenant's or assignee's business to be carried on in the Premises; (iii) the terms and provisions of the proposed sublease or assignment. Lessor may, as a condition to granting such consent, require that the obligation of lessee hereunder be guaranteed by the parent or controlling corporation of any assignee which is a subsidiary or affiliate of another corporation. Any sublease, license, concession franchise or other permission to use the premises made with consent of Lessor shall be expressly subject and subordinate to all applicable terms and conditions of this Lease. Any purported concession, franchise or other permission to use the Premises, contrary to the provisions of this paragraph shall be void, and, at the option of Lessor, shall terminate this Lease.

     11.2 If Lessee is a corporation, any transfer of its stock, or any disolution, merger or consolidation, which results in a change in the control of Lessee from the person or persons owning a majority of its voting stock immediately prior thereto or the sale or other transfer of all or substantially all of the assets of Lessee, shall constitute an assignment of Lessee's interest in this Lease within the meaning of this Article 11 and the provision requiring consent contained herein. Lessor may require as a condition to giving such consent that the new controlling person(s) immediately execute a guaranty of this Lease.

     11.3 No subletting, assignment, license, concession, franchise or other permission to use the Premises shall relieve Lessee of its obligations to pay rent or to perform all of the other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision of this Lease.

 12. DEFAULTS; REMEDIES
     ------------------

     12.1  Default by Lessee. The occurrence of any one or more of the following
           -----------------
events shall constitute a material default of this Lease by Lessee.

          (a) The vacating or abandonment of the Premises by Lessee.

          (b) The failure of Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder as and when due, where such failure shall continue for a period of ten (10) days after written notice thereof from Lessor to Lessee; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161.

          (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than as described in Paragraph 12.1 (b) hereof, where such failure shall continue for a period of thirty (3) days after written notice thereof from Lessor to Lessee; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161; provided further, that if the nature of Lessee's default is such that more than 30 days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30 day period and thereafter diligently prosecutes such cure to completion.

          (d) The making by Lessee of any general assignment, or general arrangement for the benefit of creditors; the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petiton filed against Lessee, the same is dismissed within 60 days); the appointment of a trustee or receiver to take possession of substantially all of the Lessee's assets located at the Premises, or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty days.

          (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, and assignee of Lessee, any subtennant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.

     12.2  Remedies for Default of Lessee. In the event of any material default
           ------------------------------
by Lessee as defined in Paragraph 12.1 hereof, Lessor may at any time thereafter, upon notice and demand and without limiting Lessor in the exercise of any other right or remedy which lessor may have by reason of such default breach:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee:

            (1) The worth at the time of aware of the unpaid rent which has been earned at the time of termination;

            (2) The worth at the time of aware of the amount by which the unpaid rent which would have been earned after termination until the time of aware exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided;

            (3) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided; and

            (4) Any other amount necessary to compensate the Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the cost of recovering possession of the Premises, Real Estate comminsions actually paid, reasonable attorney's fees, and any other reasonable cost.

The "worth at the time of award" of the amounts referred to in subparagraphs (1) and (2) above shall be computed by allowing interest at ten percent (10%) per annum. The worth at the time of aware of the amount referred to in subparagraph
(3) above shall be computed by discounting such amount at one (1) percentage point above the discount rate of the Federal Reserve Bank of San Francisco at the time of award.

          (b) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the State of California. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this lease shall bear interest from the date due at maximum rate then allowable by law.

          (c) Maintain Lessee's right to possession in which case this lease shall continue in effect whether or not Lessee shall has abandoned the premises. In such an event, Lessor shall be entitled to enforce all of Lessor's rights and remedies under this lease.

     12.3  Default by Lessor.  The failure of Lessor to perform any obligation
           -----------------
of Lessor under this Lease shall constitute a material default and breach of this Lease by Lessor. Notwithstanding the foregoing, Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose names and addresses shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligations; provided, however, that if the nature of Lessor's obligations is such that more than thirty (30) days are required for performance then Lessor, shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion. In the event of any such default by Lessor, Lessee may pursue any remedy now or hereafter available to Lessee under the laws or judicial decisions of the State of California, except that Lessee shall not have the right to terminate this Lease except as expressly provided in this Lease.

     12.4  Late Charges. Lessee hereby acknowledges that the late payment by
           ------------
Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after payment is due, then Lessee shall pay to Lessor a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the cost Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessee shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

 13. CONDEMNATION OR RESTRICTION ON USE
     ----------------------------------

     13.1  Termination of Lease on Total Taking. In the event the entire
           ------------------------------------
Premises or leasehold interest shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority for any period of time, this Lease shall terminate as of the date of such taking.

     13.2  Lessee's Election to Terminate on Partial Taking. In the event more
           ------------------------------------------------
than ten percent (10%) of the floor area of the Premises or more than thirty percent (30%) of the adjacent parking facility is taken under the power of eminent domain by any public or quasi-public authority, and if by reason of any such appropriation or taking, regardless of the amount so taken, the remainder of the Premises or parking facility is not reasonably suitable for the operation of Lessee's business taking into account Lessor's obligation to restore under Paragraph 13.4, Lessee shall have the right to terminate this Lease as of the date of such taking upon giving to Lessor notice in writing of such election within one hundred twenty (120) days after such appropriation or taking. Notwithstanding the foregoing, if the appropriation or taking is only of the associated parking area Lessee shall not have a right to terminate this Lease and rent shall not abate if Lessor promptly provides substitute parking reasonably accessible to the building of which the Premises are a part.

     13.3  Each Party Entitled to Award. If this Lease is terminated in the
           ----------------------------
manner provided in Paragraph 13.1 or 13.2 hereof, each party shall be entitled to any aware made to it in such proceedings; Lessee shall specifically be entitled to that portion of any award attributable to unamortized expenditures made by Lessee for improvements to the Premises. The unamortized portion of the Lessee's expenditures for improving the Premises shall be determined by multiplying such expenditures by a faction, the numerator of which shall be the number of years of the term of this Lease which shall not have expired at the time of such appropriation or taking, and the denominator of which shall be the number of years of the term of this Lease which shall not have expired at the time of improving the Premises. In no event shall options to renew or extend be taken into consideration in determining the payment to be made to the Lessee. Lessee's right to receive compensation or damages for its fixtures and personal property shall not be affected in any manner thereby. The rent for the last month of Lessee's occupancy shall be prorated and Lessor agrees to refund to Lessee any unearned rent paid in advance.

     13.4  No Termination - Repairs and Rent Reduction. In the event of taking
           -------------------------------------------
that does not result in a termination of this Lease under Paragraph 13.1 or 13.2 hereof, then Lessor shall, at Lessor's cost and expense, restore the Premises or the parking facility remaining to a complete unit of the quality and character as existed prior to such appropriation or taking, and therefore the rent provided for in Article 3 hereof shall be reduced in the ratio that the floor area of the Premises taken bears to the floor area of the Premises before such taking, and Lessor shall be entitled to receive the total award compensation in such proceedings, including any amount awarded to Lessee; provided, however, that Lessee shall receive and retain any amount awarded to Lessee as compensation for the taking of fixtures and equipment owned by Lessee or for the expense of removal or repair of same.

     13.5  Notice of Condemnation. Lessor agrees immediately after it receives
           ----------------------
notice of the intention of any such authority to appropriate or take to give to Lessee notice in writing of such fact.

     13.6  Voluntary Sale as Taking. A voluntary sale by Lessor to any public
           ------------------------
body or agency having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed to be a taking under the power of eminent domain from the purposes of this Article 13.

 14. BROKERS
     -------

     Lessor acknowledges its obligation to pay a single commission to the broker(s) specified in Item 9 of the Basic Lease Provisions, if any. Lessee represents and warrants that it has neither incurred nor is aware of any other brokers', finders' or similar fee in connection with the origin, negotiation, execution or performance of this Lease and agrees to indemnify and hold harmless Lessor from any loss, liability, damage, cost or expense incurred by reason of breach of this representation.

 15. LESSOR'S LIABILITY
     ------------------

     15.1 The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a Lessee's interest in a ground lease of the Premises. In the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, then shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor, shall, subject as aforesaid, be binding on Lessor's successors and assigns on during their respective periods of ownership.

     15.2 In consideration of the benefits accruing hereunder, Lessee, its successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by the initial Lessor:

          (a) Lessee's sole and exclusive remedy for any damages from Lessor shall be against the property that this lease covers, commonly known as 5000 Pkwy. Calabasas, Calabasas, California 91302.

          (b) No judgment will be taken against any co-owner; except against the premises property.

          (c) Any judgment taken against any co-owner - other than the premises property, may be vacated and set aside at any time nuo pro tuno;

          (d) No writ of execution will ever be levied against the assets of any co-owner; except against the premises property.

 16. GENERAL PROVISIONS
     ------------------

     16.1  Estoppel Certificate
           --------------------

          (a) Lessee shall at any time upon not less than ten (10) days prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified an in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by and prospective purchaser or encumbrancer of the Premises.

          (b) Lessee's failure to deliver such statements within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance.

          (c) If Lessor desires to finance or refinance the Premises or any part thereof, Lessee hereby agrees to deliver to any lender designated by Lessor such financial statements of Lessee as may be reasonably required by such lender. All such financial statements shall be received by Lessor in confidence and shall be used only for the purposes herein set forth.

     16.2  Severability. The invalidity of any provision of this Lease as
           ------------
determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

     16.3  Time of Essence. Time is of the essence in the performance all terms
           ---------------
and conditions of this Lease.

     16.4  Captions. Article and paragraph captions have been solely as a matter
           --------
of convenience and such captions in no way define or limit the scope or intent of any provisions of this Lease.

     16.5  Notices. Any notice required or permitted to be given hereunder shall
           -------
be in writing and may be served personally or by regular mail addressed to Lessor and Lessee respectively at the addresses set forth before their signatures in Item 11 of the Basic Lease Provisions, or such other addresses as may from time to time be designated in writing by Lessor or Lessee by notice pursuant hereto.

     16.6  Waiver. No waiver of any provisions hereof shall be deemed a waiver
           ------
of any other provision hereof. Consent to or approval of any act by or of the parties hereto shall not be deemed to render unnecessary the obtaining of such party's consent to or approval of any subsequent act. The acceptance of rent hereunder by Lessor shall not be a wavier of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

     16.7  Holding Over. If Lessee remains in possession of the Premises or any
           ------------
part thereof after the expiration of the term hereof without the express written consent of Lessor, such occupancy shall be tenancy from month to month at a rental in the amount of the last monthly rental.

     16.8  Cumulative Remedies. No remedy or election hereunder shall be deemed
           -------------------
exclusive but shall, whatever possible, be cumulative with all other remedies at law or in equity.

     16.9  Inurement; Choice of Law. Subject to any provision hereof restricting
           ------------------------
assignment or subletting by Lessee and subject to the provisions of Article 15 hereof, the terms and conditions contained in this Lease shall bind the parties, their personal representative, successors and assigns. This Lease shall be governed by the laws of the State of California.

     16.10  Subordination.
            -------------

          (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or herafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

          (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within 10 days after written demand shall constitute a material default by Lessee herunder, or, at Lessor's option Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocable appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 16.10 (b). Lessee's obligation to execute any documents is subject to the documents containing a non-disturbance clause as is stipulated in 16.10a.

     16.11  Attorney's Fees. If either party hereto brings an action to enforce
            ---------------
the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to reasonable costs and attorney's fees to be paid by the losing party. For purposes of this provision, in any action or proceedings instituted by Lessor based upon any default or alleged default by Lessee hereunder, Lessor shall be deemed the prevailing party if (a) judgement is entered in favor of Lessor or (b) prior trail or judgment Lessee shall pay all or any portion of the rent and charges claimed by Lessor, eliminate the condition(s), cease the act(s) or otherwise cure the omission(s) claimed by Lessor to constitute a default by Lessee hereunder.

     16.12  Lessor's Access. Lessor and Lessor's agents shall have the right to
            ---------------
enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, or lenders, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Sale," "For Lease" or similar signs all without rebate of rent or liability to Lessee.

     16.13  Corporate Authority. If Lessee is a corporation, each individual
            -------------------
executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the By-Laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Lessee is a corporation, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

     16.14  Rights of Others. Except as otherwise provided herein, nothing
            ----------------
expressed or implied is intended, or shall be construed, to confer upon or grant any person any rights or remedies under or by reason of any term of condition contained in this Lease.

     16.15  Safety and Health. Lessee covenants at all times during the term of
            -----------------
the Lease to comply with the requirements of the Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651 et seq and any analogous legislation in California (collectively, the "Act"), to the extent that the applies to the Premises and any activities thereon and without limiting the generality of the foregoing, Lessee covenants to maintain all working areas, all machinery, structures, electrical facilities and the like upon the Premises in such a condition that fully complies with the requirements of the Act, including such requirements as would be applicable with respect to agents, employees or contractors of Lessor who may from time to time be present upon the Premises, and Lessee agrees to indemnify and hold harmless Lessor from a liability, claims or damages arising as a result of a breach of the foregoing covenant and from all costs, expenses and charges arising therefrom including without limitation, attorney's fees and court costs incurred by Lessor in connection therewith, which indemnity shall survive the expiration or termination of this Lease.

     16.16  Surrender or Cancellation. The voluntary or other surrender of this
            -------------------------
Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall terminate all or any existing subleases, unless Lessor elects to treat such surrender or cancellation as an assignment to Landlord of any or all of such subleases.

     16.17  Entire Agreement. This Lease covers in full each and every agreement
            ----------------
of every kind or nature whatsoever between the parties hereto concerning the Premises and the Building, and all preliminary negotiations and agreements of whatsoever kind or nature are merged herein. Lessor has made no representations or promises whatsovever with respect to the Premises or the Building, except those contained herein; and no other person, firm or corporation has at any time had any authority from Lessor to make any representations or promises on behalf of Lessor, and Lessee expressly agrees that if any such representations or promises have been made by others, Lessee hereby waives all right to rely thereon. No verbal agreement or implied covenant shall be held to vary the provisions hereof, any statute, law or custom to the contrary notwithstanding.

     16.18  Signs. Lessee shall not install any signs on the exterior of the
            -----
Premises or Building, or any free standing signs without the prior written approval of Lessor. All such approved signs shall be installed and removed at Lessee's sole cost and expense.

     16.19  Interest on Past Due Obligations. Any amount due from Lessee to
            --------------------------------
Lessor hereunder which is not paid when due shall bear interest at ten percent (10%) per annum from the date due until paid, but the payment of such interest shall not excuse or cure any default by Lessee.

     16.20  Gender; Number. Whenever the context of this Lease requires the
            --------------
masculine gender includes the feminine or neuter, the singular number includes the plural.

     16.21  Lease Not Subject to Levy. This Lease and the interest of Lessee
            -------------------------
hereunder shall not be subject to garnishment or sale under execution any action or proceeding which may be brought against or by Lessee without the written consent of Lessor.

     16.22  Quitclaim. At the expiration or earlier termination of this Lease,
            ---------
Lessee shall execute, acknowledge and deliver to Lessor, within ten (10) days after written demand from Lessor a quitclaim deed or other document reasonably required by any reputable title company to remove the cloud of this Lease from the title of the real property subject to Lease.

     16.24  Financial Statements. During term of Lease and any extension
            --------------------
thereto, tenant shall produce current financial statements within twenty (20) days of written notification from Lessor.

 17. CONSTRUCTION
     ------------

     17.1 Lessor shall at its expense cause the construction of tenant improvements in the Premises in accordance with the attached Plan which has been initialed by Lessor and Lessee concurrently with the execution of this Lease and which is incorporated herein by this reference. No changes shall be made in the initially approved plans and specifications without the prior written approval of Lessor and lessee, and all additional expenses incurred by Lessor with respect to any changes (except changes requested by Lessor) shall be reimbursed to Lessor by Lessee upon demand.

     17.2 Lessor shall at its expense promptly correct all items not conforming with the plans and specifications of which Lessor is notified by Lessee in writing within sixty (60) days after Lessee takes possession of the Premises.

     17.3 Lessor warrants the Building and tenant improvements installed in the Premises by lessor against any defects in materials and workmanship of which Lessor is notified by Lessee in writing within one (1) year after date of completion of the work in question. Lessor further warrants that the construction of the Building and tenant improvements will, upon completion, comply with all applicable statutes, ordinances, rules, regulations, orders and requirements of governmental authorities in effect as of the commencement of the lease term.

 18. PARKING   See Item #29
     -------

     During the term of this Lease, Lessee shall have the right in common with other lessees of the Building (if any) to use the parking area subject to such rules and regulations as may be established from time to time by Lessor for the effective use of said parking area. Said rules and regulations may include, but shall not be limited to, such items as: designation of specific areas for use by invitees of Lessee and Lessor; hours during which said parking shall be open for use; use of a parking attendant; and such other matters affecting the parking operation to the end that said facilities shall be utilized to maximum efficiency and in the best interest of Lessor, Lessee and their respective invitees. Lessee shall be limited to seven (7) parking spaces.

 19.  CONSENTS. Wherever in this lease the consent of one party is required to
      --------
an act of the other party such consent shall not be unreasonably withheld.

 20.  GUARANTOR. In the event that there is a guarantor of this lease, said
      ---------
guarantor shall have the same obligations as Lessee under this Lease.

 21.  QUIET POSSESSION. Upon Lessee paying the rental payments required herein
      ----------------
and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all the provisions of this Lease.

 22. OPTIONS. See Item #30
     -------

  23.  Security Measures. Lessee hereby acknowledges that the rental payable to
       -----------------
Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees from acts of third parties.

  24.  Easements and C.C. & R's (covenant, conditions, and restrictions). Lessor
       ----------------------------------------------------------------
reserves to itself the right, from time to time, to grant such easements/C.C. & R's, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements/C.C. & R's, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents and/or subordinate this lease XXX the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease, as long as easements and C.C. & R's do not limit the rights granted Lessee in this Lease.

  25.  Auctions. Lessee shall not conduct, or permit to be conducted, either
       --------
voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard or reasonableness in determining whether to grant such consent.

  26.  Damage or Destruction. Notwithstanding the language in item #8, Lessee
       ---------------------
shall have the right to cancel and terminate this lease one hundred fifty (150) days after casualty, should Lessor be unable to substantially complete repairs caused by casualty damage within the 150 days period. Lessee shall have this termination right within ten (10) days after the one hundred fifty (150) day repair period.

  27. LESSEE AFFILIATE. Notwithstanding the provisions of paragraph 11 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate"; provided that before such assignment shall be effective (a) said assignee shall resume, in full, the obligations of Lessee under this lease and (b) Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

  28. INSURANCE. Should the Lessor decide to obtain earthquake insurance during the term of this lease, the cost of earthquake insurance shall be excluded from the building operating expenses detailed in item # 3.3(d).

  29. PARKING. Lessee shall five (5) marked parking spaces as shown on Exhibit "A", Area Map. See Addendum. In addition, Lessee shall be entitled to two (2) more marked parking spaces should the parking area becomes full on a daily basis and unsatisfactory to the Lessee.

  30. GRANTED OPTION. Lessor grants Lessee two (2) 2-year options under the same terms and conditions to renew this lease. Notice to exercise each option shall be given to Lessor no later than 120 days prior to expiration of the lease. Rent for the initial year of each option period shall be adjusted for any change in common area maintenance, taxes and insurance, using 1991 as a base year. 12 cents per sq. ft. per month has been used as the power allowance in arriving at the initial rental rate of $1.35. If the average power usage differs from 12 cents per sq. ft. per month over the prior 12 months of the lease, the rental rate shall be adjusted either upward or downward for each succeeding 12 month period, including option periods.

                       RULES AND REGULATIONS ATTACHED TO
                       ---------------------------------
                         AND MADE A PART OF THIS LEASE
                         -----------------------------

     1. (a) No sign, placard, drapery, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside of the Building without the written consent of Lessor first had and obtained and Lessor shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Lessee.

     (b) All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Lessee by a person approved of by Lessor.

     (c) Lessee shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unconforming or unsightly from outside the Premises. This Rule 1(a) shall be in the sole discretion of Lessor and Lessee shall be in default if Lessee does not remove same on demand from Lessor.

  2. The bulletin board or directory of the Building, if any, will be provided exclusively for the display of the names and locations of Lessee only and Lessor reserves the right to exclude any other names therefrom.

     3. All sidewalks, decks, halls, passages, exits, entrances, and stairways of the Building, if any, shall not be obstructed by any Lessee or used by him for any purpose other than for ingress to and egress from his respective Premises. The halls, passages, exits, entrances, stairways, balconies and roof are not for the use of the general public and the Lessor shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Lessor shall be prejudicial to the safety, character, reputation and interest of the Building and its Lessees, provided that nothing herein contained shall be construed to prevent such access to persons with whom the Lessee normally deals in the ordinary course of Lessee's business unless such persons are engaged in illegal activities. No Lessee and no employee or invitee of any Lessee shall go upon the roof of the Building without the prior consent of Lessor. For purposes of Lessee's obligations, if any, of repair and maintenance of the heating, ventillating and air conditioning systems of the Premises Lessee shall use a maintenance firm selected or designated by Lessor.

     4. Lessee shall not alter any lock nor install any new or additional locks or any bolts on any door of the Premises.

     5. Lessee shall not overload the floor of the Premises or mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except for pictures on walls.

     6. Lessee shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Lessor or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other Lessees or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.

     7. No cooking shall be done or permitted by any Lessee on the Premises, nor shall the Premises be used for washing clothes, for lodging, or for any improper, objectionable, or immoral purposes.

     8. Lessee shall not use or keep in the Premises or Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Lessor.

     9. Lessor will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Lessor. The location of telephone, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Lessor.

     10. Each Lessee, upon the termination of his tenancy, shall deliver to the Lessor the keys of the offices, rooms and toilet rooms which shall have been furnished the Lessee or which the Lessee shall have had made, and in the event of loss of any keys so furnished, shall pay the Lessor therefor.

     11. No Lessee shall lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by the Lessor. The expense of repairing and damage resulting from a violation of this rule or removal of any floor covering shall be borne by the Lessee by whom, or by whose contractors, employees or invitees, the damage shall be caused.

     12. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 P.M. and 8:00 A.M., the following day, access to the Building, or to the halls, corridors or stairways in the Building, if any, or to the Premises may be refused unless the person seeking access is known to person or employee of the Building in charge or has a pass or is properly identified. The Lessor shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building during the continuance of the same by closing the doors or otherwise, for the safety of the Lessees and protection of property in the Building and the Building.

     13. Lessee shall see that the doors of the Premises are closed and securely locked before leaving the Building and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before Lessee or Lessee's employees leave the Building, and that all electricity shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness Lessee shall make good all injuries sustained by other tenants or occupants of the Building or Lessor.

     14. Lessor reserves the right to exclude or expel from the Building any person who, in the judgment of Lessor, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the Rules and Regulations of the Building.

     15. Employees of Lessor shall not perform any work or do anything outside of their regular duties unless under special instructions from the Lessor, and no employee will admit any person (Lessee or otherwise to any office without specific instructions from the Lessor).

     16. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the Lessor.

     17. Lessor shall have the right, exercisable without notice and without liability to Lessee, to change the name and street address of the Building of which the Premises are a part.

     18. Lessee shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent same.

     19. Without the written consent of Lessor, Lessee shall not use the name of the Building in connection with or in promoting or advertising the business of Lessee except as Lessee's address.

     20. Lessor reserves the right to make such other and further nondiscriminatory Rules and Regulations as in its judgment may be necessary or desirable for the safety, care and cleanliness of the Premises and the Building and for the preservation of good order therein. Lessee agrees to abide by all such Rules and Regulations which are adopted.

     21. Any permitted corrosive, flammable or other special wastes shall be handled for disposal as directed by Lessor.

     22. Lessee's use of the common areas shall be limited to access and parking purposes and under no circumstances shall Lessee be permitted to store any goods or equipment, conduct any operations or construct or place any improvements, barriers or obstructions in the common areas, or otherwise adversely affect the appearance thereof.


____________________      ______________________
LESSOR'S INITIALS            LESSEE'S INITIALS

                                  EXHIBIT "A"
                                  -----------



                            WOLCOTT BUSINESS CENTER
                                 -- CALABASAS -
                                   SITE PLAN



                                     [Map]

Addendum to Lease dated 3/12/92 between Genesis 2000 and Wolcott Business Center for Suite 200, 5000 Parkway Calabasas, Calabasas, Ca. 91302
-------------------------------------------------------------------------------
This lease is modified as of May 1, 1998.

Suite 233 (1,451 sq. ft.) is hereby added to the lease to begin on May 1, 1998 and terminate on October 31, 2000. The total square footage of all suites will be 6,501 sq. ft.

The terms of leases for Suites 200, 201, 210 and 232 are extended to terminate on October 31, 2000.

All terms and conditions shall apply, except that the rental rate for all suites shall be $1.56 Full Service, effective 5/1/98, with an annual increase of 3% in lieu of a CPI or CAM adjustment.

The rent will be $10,141.00 per month, beginning 5/1/98.

Lease deposits now existing are:
                          Suite 200 $2,149.20
                          Suite 201  1,396.50
                          Suite 210  2,079.00
                          Suite 232  1,700.00
                                    ---------
                                    $7,324.70
                                    =========

Total lease deposits are to be the amount of the new rent, $10,141.00. Therefore, an additional lease deposit of $2,816.00 is payable upon execution of this addendum.

Lessor will demo walls in Suite 232, per attached plan, demo wall between Suite 232 and 233, carpet and paint Suite 232 and 233, per Phase One Construction specifications. Phases Two and Three will follow, upon completion of Phase One.

Lessee has an early termination privilege after Jan. 31, 1999 by giving 60 days written notice and remitting an amount of $500.00 for each remaining month of this lease to the date of termination as a settlement amount for unamortized leasehold improvements. The lease deposit may not be used as a credit toward this amount.

                                                      Wolcott Business Center


                                                      /s/ W.L. Wolcott
                                                      -------------------------
                                                      W.L. Wolcott

Agreed:
       Genesis 2000


       -----------------

       -----------------

       -----------------

March 14, 1998

Phase One Construction

Suite 232
1. Demolition of all interior walls in Suite 232 with the exception of the office with the 2 glass panels. This will stay intact.
2. Sink and cabinets to be taken out of existing kitchen.
3. All electrical must be moved to accommodate cubicles. Including having power in modular units in the floor for two units.
4. Ceiling to floor panels to cover phone equipment.
5. Paint and Carpeting

Suite 233 (Occupancy May 1, 1998)
1. Door must be moved on large office to elongate wall so that cubicles may be built.
2. New wall to be built in front of existing storage area to increase the storage closet and the door to this storage must be moved. Shelves to be installed.
3. Demolition of wall between Suite 232 and Suite 233.
4. Paint and carpeting (Gray)



Phase Two Construction

Suite 200
1. New wall built with door creating new office space where existing shipping area is.
2. Server wall added by column in existing shipping area.
3. Adjoining wall between shipping and existing accounting area to be taken down.
4. Addition of Sink in new lunchroom with Garbage Disposal.
5. Reconnection of Sink in existing storage room and removal shelves.

Phase Three Construction

Suite 210
1. Demolition of conference room and cubicle.
2. Creation of Kitchenette.

This list has the major starting points for the phases of construction. There may be needs that arise during the process whereby items may have to be added to the list. We ask that Wolcott Business Center be responsive to these needs as they arise.

[LETTERHEAD OF WOLCOTT BUSINESS CENTER]


                                                              William L. Wolcott

           Addendum No. 2 to Lease with Homy Majd et al dated 3/12/92 Suite 200, 5000 No. Parkway Calabasas, Calabasas, Ca. 91302
          -----------------------------------------------------------

The lease for Suite 200 is hereby extended one year to 4/30/95, under the same terms and conditions as the lease and addendum dated 3/12/92.

In consideration for this extension, and in consideration of Lessees leasing Suite 201, Lessor will, at his sole cost, construct a hallway wall to enclose a storage area, enclose an office, and recarpet and paint the area (except for the storage room) in Suite 201.

              Addendum to Lease with Homy Majd et al dated 3/24/93 Suite 201, 5000 No. Parkway Calabasas, Calabasas, Ca. 91302
          -----------------------------------------------------------

All of the provisions of Addendum dated 3/12/92 (Suite 200) and the above addendum are incorporated into the lease for Suite 201, by reference, except that the initial rent for Suite 201, beginning 4/15/93, shall be $1.50 per square foot, and shall not be subject to the 4% increase until the second year.

A lease deposit of $1,396.50 and the first month's rent of $1.396.50 is due upon execution of the lease for Suite 201.


                                    Wolcott Business Center

                                    /s/ William Wolcott
                                    -----------------------

March 24, 1993

Agreed:

     -----------------------
     HOMAYOON MAJD

     /s/ Farhad Mirfakhrai
     -----------------------
     FARHAD MIRFAKHRAI

     /s/ Kamyar Tafreshi
     -----------------------
     KAMYAR TAFRESHI

                                                              William L. Wolcott


         Addendum No. 3 to Lease with Homy Majd et al dated 3/12/92 for
          Suite 200, 5000 No. Parkway Calabasas, Calabasas, Ca. 91302
          -----------------------------------------------------------

Lessee hereby leases Suite 210, 5000 No. Parkway Calabasas, Calabasas, Ca. 91302 under the same terms and conditions as the lease of Suite 200, except that the period shall be from October 9, 1993 to April 30, 1995, and the rental rate shall be $1.50 full service for the entire period of the lease. The leaseable suite is 1,386 sq. ft. This lease entitles lessee to 5 parking spaces, per the terms of the lease dated 3/12/92.

Lessor will carpet and paint the suite per lessee's selection of colors, to building standards.

Rent for the first full month is $2,079.00 payable, together with a lease deposit of $2,079.00, upon execution of this Adddendum.

                                      Wolcott Business Center

                                      /s/ William Wolcott
                                      -----------------------

September 16, 1993
Agreed:

     /s/ Homayoon Majd
     --------------------------
     Homayoon Majd

     /s/ Farhad Mirfarhrai
     --------------------------
     Farhad Mirfarhrai

     /s/ Kamyar Tafreshi
     --------------------------
     Kamyar Tafreshi